UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: January 3, 2007 (Date of earliest event reported: December 28, 2006)
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 28, 2006, Lazy Days’ R.V. Center, Inc. (the “Company”), RV Acquisition Inc. (“RV Acquisition”) and Bruckmann, Rosser, Sherrill & Co. II, L.P. amended the employment agreement with John Horton, the Company’s Chief Executive Officer. The amendment increased Mr. Horton’s base salary effective January 1, 2006, subject to subsequent annual adjustments as set forth in the amendment. A copy of the amendment to Mr. Horton’s employment agreement is attached hereto as Exhibit 10.1.

On December 28, 2006, the Board of Directors of RV Acquisition amended the RV Acquisition Inc. 2004 Stock Option Plan (the “Plan”) to increase the number of shares of RV Acquisition Common Stock available for grant under the Plan from 606,061 shares to 768,301 shares. A copy of Amendment No. 1 to the Plan is attached hereto as Exhibit 10.2.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2006, RV Acquisition granted Mr. Horton the option to acquire 243,360 shares of the common stock of RV Acquisition (the “Option Shares”) at the price of $1.00 per share. The grant was made under the Plan, as amended by Amendment No. 1 described above. One-third of the Option Shares will vest over time and two-thirds of the Option Shares will vest upon the achievement of certain performance goals. A copy of the Non-Qualified Stock Option Agreement between RV Acquisition and Mr. Horton is attached hereto as Exhibit 10.3.

The descriptions of the provisions of the Amendment to the Employment Agreement, Amendment No. 1 to the Plan and the Non-Qualified Stock Option Agreement set forth above are qualified in their entirety by reference to the full and complete terms set forth in the Amendment to the Employment Agreement, Amendment No. 1 to the Plan and the Non-Qualified Stock Option Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Exhibits

(d) The following items are included as Exhibits to this report:

Exhibit 10.1 Amendment to Employment Agreement, dated as of December 28, 2006, by and among Lazy Days’ R.V. Center, Inc., RV Acquisition Inc., Bruckmann, Rosser, Sherrill & Co. II, L.P. and John Horton.

Exhibit 10.2 Amendment No.1 to RV Acquisition Inc. 2004 Stock Option Plan.

Exhibit 10.3 Non-Qualified Stock Option Agreement, dated as of December 28, 2006, by and between RV Acquisition Inc. and John Horton.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 3, 2007
                                                   LAZY DAYS R.V. CENTER, INC.

                                   By: /s/ John Horton
                                   Name: John Horton
                                   Title:  Chief Executive Officer